UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2020

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

646-992-2400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.Other Events.

On January 13, 2020, TerraForm Power, Inc. (“TerraForm Power” or the “Company”) issued a press release announcing that on January 11, 2020, it received an unsolicited and non-binding proposal from Brookfield Renewable Partners L.P. (TSX: BEP.UN; NYSE: BEP) (“Brookfield Renewable”) to acquire all of the outstanding shares of Class A common stock of TerraForm Power, other than the approximately 62% of TerraForm Power’s shares currently held by Brookfield Renewable and its affiliates.  The proposal states that each share of Class A common stock of TerraForm Power would be acquired for consideration of 0.36 of a Class A share of Brookfield Renewable Corporation, a Canadian subsidiary of Brookfield Renewable.  The Company also announced that the Company’s Board of Directors formed a Special Committee of non-executive, independent directors to reviewthe Brookfield Renewable proposal.  A copy of the letter and the press release are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, and shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “believe,” “target,” “plan,” “growth,” “would,” “intend,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address returns on equity, events, or developments that TerraForm Power expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements provide TerraForm Power’s current expectations and speak only as of the date they are made. Although TerraForm Power believes its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. Forward-looking statements in this Current Report on Form 8-K include statements regarding the proposed transaction and any other statements regarding TerraForm Power’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance. Although TerraForm Power believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, you should not place undue reliance on them, or any other forward-looking statements or information in this Current Report on Form 8-K. The future performance and prospects of TerraForm Power are subject to a number of known and unknown risks and uncertainties. Factors that could cause actual results of TerraForm Power to differ materially from those contemplated or implied by the statements in this communication include uncertainties as to whether an agreement of the proposed transaction will be negotiated and executed; negative effects from the pendency of the proposed transaction; uncertainties as to whether TerraForm Power will cooperate with Brookfield Renewable regarding the proposed transaction; uncertainties as to whether the Special Committee will approve any transaction proposed by Brookfield Renewable; uncertainties as to whether TerraForm Power’s stockholders not affiliated with Brookfield Renewable will approve any transaction; uncertainties as to whether the other conditions to the proposed transaction will be satisfied or satisfied on the anticipated schedule; the timing of the proposed transaction and whether the proposed transaction will be completed; failure to realize contemplated benefits from the proposed transaction; and incurrence of significant costs in connection with the proposed transactions.  TerraForm Power disclaims any obligation to publicly update or revise any forward-looking statement to reflect new information or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Power’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter dated January 11, 2020
99.2	Press release dated January 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: January 13, 2020	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel

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